Exhibit 99.1

ALPHA INTERNATIONAL LIMITED PARTNERSHIP AND PCL TRANSPORT LLC

INDEX TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

AND

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013

Combined Audited Financial Statements of Alpha International Limited Partnership and PCL Transport LLC:
Independent Auditor’s Report	F-2
Combined Balance Sheets at December 31, 2012 and 2011	F-3
Combined Statements of Operations for the Years ended December 31, 2012 and 2011	F-4
Combined Statements of Cash Flows for the Years ended December 31, 2012 and 2011	F-5
Notes to the Combined Audited Financial Statements	F-6

Combined Unaudited Financial Statements of Alpha International Limited Partnership and PCL Transport LLC:
Combined Balance Sheets at June 30, 2014 and 2013	F-11
Combined Statements of Operations for the Years ended June 30, 2014 and 2013	F-12
Combined Statements of Cash Flows for the Years ended June 30, 2014 and 2013	F-13
Notes to the Combined Unaudited Financial Statements	F-14

Paritz & Company, P.A.	15 Warren Street, Suite 25 Hackensack, New Jersey 07601 (201)342-7753 Fax: (201) 342-7598

INDEPENDENT AUDITORS' REPORT

To The Members’

Alpha International, L.P. and PCL Transport, LLC

Report on Financial Statements

We have audited the accompanying combined financial statements of Alpha International, L.P. and PCL Transport, LLC which comprise the balance sheets as of December 31, 2013 and 2012 and the related statements of operations, changes in members’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Managements Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amount and disclosures in the financial statements. The procedures selected depend upon the auditors judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entitys preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entitys internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alpha International, L.P. and PCL Transport, LLC as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Paritz & Company, P.A.

Hackensack, New Jersey

September 5, 2014

F-2

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

COMBINED BALANCE SHEETS

	DECEMBER 31,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash	$1,488,973	$1,138,074
Accounts receivable, net of allowance for doubtful accounts of $55,579 and $0 in 2013 and 2012, respectively	2,792,803	3,388,899
Prepaid expenses and other current assets	2,583	-
TOTAL CURRENT ASSETS	4,284,359	4,526,973

OTHER ASSETS:
Goodwill	600,000	600,000
Customer list, net of accumulated amortization of $293,133 and $269,439 in 2013 and 2012, respectively	63,482	87,176
Security deposit	19,150	19,150
TOTAL OTHER ASSETS	682,632	706,356

TOTAL ASSETS	$4,966,991	$5,233,299

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$4,201,220	$4,576,396
Note payable – bank	440,000	300,000
Note payable – other	75,000	175,000
TOTAL CURRENT LIABILITIES	4,716,220	5,051,396

MEMBERS’ EQUITY	250,771	181,903

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$4,966,991	$5,233,299

See notes to financial statements

F-3

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

COMBINED STATEMENTS OF OPERATIONS

	DECEMBER 31,
	2013	2012

REVENUE	$9,310,992	$9,325,032

COST OF SALES	5,620,074	5,930,390

GROSS PROFIT	3,690,918	3,394,642

COSTS AND EXPENSES:
Selling, general and administrative expenses	2,742,432	2,720,198
Interest expense, net	6,887	5,580
TOTAL COSTS AND EXPENSES	2,749,319	2,725,778

NET INCOME	941,599	668,864

MEMBERS’ EQUITY – BEGINNING OF YEAR	181,903	213,469

MEMBERS’ DISTRIBUTIONS	(872,731)	(700,430)

MEMBERS’ EQUITY – END OF YEAR	$250,771	$181,903

See notes to financial statements

F-4

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

COMBINED STATEMENTS OF CASH FLOWS

	DECEMBER 31,
	2013	2012

OPERATING ACTIVITIES:
Net income	$941,599	$668,864
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of customer list	23,694	23,694
Changes in operating assets and liabilities:
Accounts receivable	596,095	(1,749,787)
Prepaid expenses and other assets	(2,583)	444
Accounts payable and accrued expenses	(375,175)	2,108,797
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,183,630	1,052,012

INVESTING ACTIVITIES:
Cash paid for acquisition	-	(400,000)
NET CASH USED IN INVESTING ACTIVITIES	-	(400,000)

FINANCING ACTIVITIES:
Proceeds from bank loan	140,000	300,000
Repayment of note payable	(100,000)	(25,000)
Members’ distributions	(872,731)	(700,430)
NET CASH USED IN FINANCING ACTIVITIES	(832,731)	(425,430)

INCREASE IN CASH	350,899	226,582

CASH – BEGINNING OF YEAR	1,138,074	911,492

CASH – END OF YEAR	$1,488,973	$1,138,074

Supplemental cash flow information:
Cash paid during the year for:
Interest	$8,565	$7,046
Non-cash distributions	$211,266	$-
Supplemental non-cash investing information:
Note issue for acquisition		$200,000

See notes to financial statements

F-5

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business description

Alpha International, L.P. and PCL Transport, LLC ( “Alpha”) operates their business as a full-service cargo transportation logistics management, including freight forwarding – via air, ocean and land-based carriers – custom brokerage services, warehousing and distribution services, and other value-added logistics services.

Basis of combination

The accompanying combined financial statements include the accounts of Alpha International, L.P. and PCL Transport, LLC, both of which share common ownership. All intercompany transactions and balances have been eliminated in consolidation.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of cash and highly liquid investments with remaining maturities of less than ninety days at the date of purchase.

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. The Company’s accounts at these institutions may, at times, exceed the federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable and allowance for doubtful accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company extends credit to its customers based on an evaluation of their financial condition and other factors. The Company generally does not require collateral or other security to support accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential bad debts if required.

The Company determines whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, the Company uses assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluated and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. The Company may also record a general allowance as necessary.

F-6

Direct write-offs are taken in the period when the Company has exhausted its efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that the Company should abandon such efforts.

Revenues and revenue recognition

Revenues are derived from airfreight, ocean freight and custom brokerage services. The Company is a non-asset based carrier and accordingly, does not own transportation assets. The Company generates the major portion of its air and ocean freight revenues by purchasing transportation services from direct carriers (airlines, steam ship lines, etc.) and reselling those services to its customers. By consolidating shipments from multiple customers and availing itself of its buying power, the Company is able to negotiate favorable rates from the direct carriers, while offering to its customers lower rates than the customers could obtain themselves.

Airfreight revenues include the charges to the Company for carrying the shipments when the Company acts as a freight consolidator. Ocean freight revenues include the charges to the Company for carrying the shipments when the Company acts as a Non-Vessel Operating Common Carrier (NVOCC). In each case, the Company is acting as an indirect carrier. When acting as an indirect carrier, the Company will issue a House Airway Bill (HAWB) or a house Ocean Bill of Lading (HOBL) to customers as the contract of carriage. In turn, when the freight is physically tendered to a direct carrier, the Company receives a contract of carriage known as a Master Airway Bill for airfreight shipments and a Master Ocean Bill of Lading for ocean shipments. At this point the risk of loss passes to the carrier, however, in order to claim for any such loss, the customer is first obligated to pay the freight charges.

Based upon the terms in the contract of carriage, revenues related to shipments where the Company issues a HAWB or a HOBL are recognized at the time the freight is tendered to the direct carrier. Costs related to the shipments are recognized at the same time.

Revenues realized when the Company acts as an agent for the shipper and does not issue a HAWB or a HOBL include only the commission and fees earned for the services performed. These revenues are recognized upon completion of the services.

Customs brokerage and other services involves providing multiple services at destination, including clearing shipments through customs by preparing required documentation, calculating and providing for payment of duties and other charges on behalf of the customers, arranging for any required inspections, and arranging for final delivery. These revenues are recognized upon completion of the services.

The movement of freight may require multiple services. In most instances, the Company may perform multiple services including destination breakbulk and value added services such as local transportation, distribution services and logistics management. Each of these services has a separate fee which is recognized as revenue upon completion of the service.

Customers will frequently request an all inclusive rate for a set of services, which is known in the industry as “door-to-door services”. In these cases, the customer is billed a single rate for all services from pickup at origin to delivery. The allocation of revenue and expense among the components of service when provided under an all inclusive rate are done in an objective manner on a fair value basis.

F-7

Goodwill, other intangibles and long-lived assets

The Company records as goodwill the excess of purchase price over the fair value of the tangible and identifiable intangible assets acquired in a business combination.  Current authoritative guidance requires goodwill to be tested for impairment annually as well as when an event or change in circumstance indicates impairment may have occurred.  Goodwill is tested for impairment by comparing the fair value of the Company’s individual reporting units to their carrying amount to determine if there is potential goodwill impairment.  If the fair value of the reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the implied fair value of the goodwill of the reporting unit is less than its carrying value. There was no impairment of goodwill for 2013 or 2012.

Long-lived assets, including fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable.  In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition.  If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value.  The determination of future cash flows, as well as the estimated fair value of long-lived assets, involves significant estimates on the part of management.  In order to estimate the fair value of a long-lived asset, the Company may engage a third-party to assist with the valuation.  If there is a material change in economic conditions or other circumstances influencing the estimate of future cash flows or fair value, the Company could be required to recognize impairment charges in the future. The customer list is being amortized over 15 years.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Both Alpha International, L.P. and PCL Transport, LLC are partnerships and, accordingly, the income of the Company becomes taxable to its partners and, therefore, no provision for income taxes has been made.

F-8

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which  defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses, and accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

2	ACQUISITION

Pursuant to an agreement dated June 13, 2012, the Company acquired substantially all of the assets of The Boyd & Lam Company for $600,000, payable $400,000 cash at closing and $200,000 evidenced by a promissory note which bears interest at 3% per annum and is payable in quarterly installments of $25,000. In addition, as additional purchase price, the Company will pay for each of the three years following the acquisition an amount equal to 25% of gross profit, as defined, which exceeds $600,000. The purchase price was all allocated to goodwill.

3	NOTE PAYABLE – BANK

The Company has a revolving credit facility with a bank pursuant to which it may borrow up to $1,700,000. Interest is based on the bank’s prime rate plus 2%. The note is due on demand and collateralized by substantially all assets of the Company and is guaranteed by the owner.

4	NOTE PAYABLE – OTHER

This note was issued in connection with the acquisition of the Boyd and Lam acquisition. (See Note 2).

F-9

5	RENTAL COMMITMENTS

The Company conducts its operations from leased premises. Rental expense on operating leases for the years ended December 31, 2013 and 2012 was approximately $151,000 and $138,000, respectively.

Future minimum lease commitments (excluding renewal options) under non-cancellable leases are as follows:

Year ended December 31, 2014	$98,813
2015	34,389
2016	33,660

6	RISKS AND UNCERTAINTIES

(a)	Concentration of credit risk

The Company’s assets that are exposed to concentrations of credit risk consist primarily of cash and receivables from customers. The Company places its cash with financial institutions that have high credit ratings. The receivables from clients are spread over many customers. The Company maintains an allowance for uncollectible accounts receivable based on expected collectability and performs ongoing credit evaluations of its customers’ financial condition.

(b)	Concentration of sales

Sales to one major customer were approximately 13% and 11% of combined sales for the years ended December 31, 2013 and 2012, respectively. Amounts due from this customer aggregated approximately $1,060,000 and $1,500,000 at December 30, 2013 and 2012, respectively.

7	SUBSEQUENT EVENTS

(a)	On August 18, 2014, the owners of Alpha International, L.P. and PCL Transport, LLC entered into an agreement to sell all of their equity interest to Janel World Trade, Ltd and its wholly owned subsidiary.

(b)	In June 2014, the Company repaid the entire outstanding balance of the note payable – bank.

F-10

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

COMBINED BALANCE SHEETS

	SIX MONTHS ENDED
	JUNE 30,
	2014	2013

ASSETS
CURRENT ASSETS:
Cash	$285,418	$916,473
Accounts receivable, net of allowance for doubtful accounts of $55,579 and $55,579 in 2014 and 2013, respectively	3,512,319	3,342,333
Prepaid expenses and other current assets	-	2,208
TOTAL CURRENT ASSETS	3,797,737	4,261,014

OTHER ASSETS:
Goodwill	600,000	600,000
Customer list, net of accumulated amortization of $305,021 and $293,133 in 2014 and 2013, respectively	51,594	63,482
Security deposit	19,150	19,150
TOTAL OTHER ASSETS	670,744	682,632

TOTAL ASSETS	$4,468,481	$4,943,646

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$4,337,597	$4,525,510
Note payable – bank	-	175,000
Note payable – other	25,000	125,000
TOTAL CURRENT LIABILITIES	4,362,597	4,825,510

MEMBERS’ EQUITY	105,884	118,136

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$4,468,481	$4,943,646

See notes to financial statements

F-11

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

COMBINED STATEMENTS OF OPERATIONS

	SIX MONTHS ENDED
	JUNE 30,
	2014	2013

REVENUE	$4,542,717	$4,545,129

COST OF SALES	2,749,950	2,710,554

GROSS PROFIT	1,792,767	1,834,575

COSTS AND EXPENSES:
Selling, general and administrative expenses	1,251,160	1,483,443
Interest expense, net	3,844	4,229
TOTAL COSTS AND EXPENSES	1,255,004	1,487,672

NET INCOME	537,763	346,903

MEMBERS’ EQUITY – BEGINNING OF YEAR	250,771	181,903

MEMBERS’ DISTRIBUTIONS	(682,650)	(410,670)

MEMBERS’ EQUITY – END OF PERIOD	$105,884	$118,136

See notes to financial statements

F-12

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

COMBINED STATEMENTS OF CASH FLOWS

	SIX MONTHS ENDED
	JUNE 30,
	2014	2013
OPERATING ACTIVITIES:
Net income	$537,763	$346,903
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of customer list	11,888	23,694
Changes in operating assets and liabilities:
Accounts receivable	(719,516)	46,566
Prepaid expenses and other assets	2,583	(2,208)
Accounts payable and accrued expenses	136,377	(50,886)
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(30,905)	364,069

FINANCING ACTIVITIES:
Proceeds from bank loan	(440,0000	(125,000)
Repayment of note payable	(50,000)	(50,000)
Members’ distributions	(682,650)	(410,670)
NET CASH USED IN FINANCING ACTIVITIES	(1,172,650)	(585,670)

DECREASE IN CASH	(1,203,555)	(221,601)

CASH – BEGINNING OF YEAR	1,488,973	1,138,074

CASH – END OF PERIOD	$285,418	$916,473

Supplemental cash flow information:
Cash paid during the year for:
Interest	$3,844	$4,229

See notes to financial statements

F-13

ALPHA INTERNATIONAL, L.P. AND PCL TRANSPORT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

JUNE 30, 2014 AND 2013

1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business description

Alpha International, L.P. and PCL Transport, LLC ( “Alpha”) operates their business as a full-service cargo transportation logistics management, including freight forwarding – via air, ocean and land-based carriers – custom brokerage services, warehousing and distribution services, and other value-added logistics services.

Basis of combination

The accompanying combined financial statements include the accounts of Alpha International, L.P. and PCL Transport, LLC, both of which share common ownership. All intercompany transactions and balances have been eliminated in consolidation.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of cash and highly liquid investments with remaining maturities of less than ninety days at the date of purchase.

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. The Company’s accounts at these institutions may, at times, exceed the federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable and allowance for doubtful accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company extends credit to its customers based on an evaluation of their financial condition and other factors. The Company generally does not require collateral or other security to support accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential bad debts if required.

The Company determines whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, the Company uses assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluated and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. The Company may also record a general allowance as necessary.

F-14

Direct write-offs are taken in the period when the Company has exhausted its efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that the Company should abandon such efforts.

Revenues and revenue recognition

Revenues are derived from airfreight, ocean freight and custom brokerage services. The Company is a non-asset based carrier and accordingly, does not own transportation assets. The Company generates the major portion of its air and ocean freight revenues by purchasing transportation services from direct carriers (airlines, steam ship lines, etc.) and reselling those services to its customers. By consolidating shipments from multiple customers and availing itself of its buying power, the Company is able to negotiate favorable rates from the direct carriers, while offering to its customers lower rates than the customers could obtain themselves.

Airfreight revenues include the charges to the Company for carrying the shipments when the Company acts as a freight consolidator. Ocean freight revenues include the charges to the Company for carrying the shipments when the Company acts as a Non-Vessel Operating Common Carrier (NVOCC). In each case, the Company is acting as an indirect carrier. When acting as an indirect carrier, the Company will issue a House Airway Bill (HAWB) or a house Ocean Bill of Lading (HOBL) to customers as the contract of carriage. In turn, when the freight is physically tendered to a direct carrier, the Company receives a contract of carriage known as a Master Airway Bill for airfreight shipments and a Master Ocean Bill of Lading for ocean shipments. At this point the risk of loss passes to the carrier, however, in order to claim for any such loss, the customer is first obligated to pay the freight charges.

Based upon the terms in the contract of carriage, revenues related to shipments where the Company issues a HAWB or a HOBL are recognized at the time the freight is tendered to the direct carrier. Costs related to the shipments are recognized at the same time.

Revenues realized when the Company acts as an agent for the shipper and does not issue a HAWB or a HOBL include only the commission and fees earned for the services performed. These revenues are recognized upon completion of the services.

Customs brokerage and other services involves providing multiple services at destination, including clearing shipments through customs by preparing required documentation, calculating and providing for payment of duties and other charges on behalf of the customers, arranging for any required inspections, and arranging for final delivery. These revenues are recognized upon completion of the services.

The movement of freight may require multiple services. In most instances, the Company may perform multiple services including destination breakbulk and value added services such as local transportation, distribution services and logistics management. Each of these services has a separate fee which is recognized as revenue upon completion of the service.

Customers will frequently request an all inclusive rate for a set of services, which is known in the industry as “door-to-door services”. In these cases, the customer is billed a single rate for all services from pickup at origin to delivery. The allocation of revenue and expense among the components of service when provided under an all inclusive rate are done in an objective manner on a fair value basis.

F-15

Goodwill, other intangibles and long-lived assets

The Company records as goodwill the excess of purchase price over the fair value of the tangible and identifiable intangible assets acquired in a business combination.  Current authoritative guidance requires goodwill to be tested for impairment annually as well as when an event or change in circumstance indicates impairment may have occurred.  Goodwill is tested for impairment by comparing the fair value of the Company’s individual reporting units to their carrying amount to determine if there is potential goodwill impairment.  If the fair value of the reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the implied fair value of the goodwill of the reporting unit is less than its carrying value. There was no impairment of goodwill for 2013 or 2012.

Long-lived assets, including fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable.  In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition.  If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value.  The determination of future cash flows, as well as the estimated fair value of long-lived assets, involves significant estimates on the part of management.  In order to estimate the fair value of a long-lived asset, the Company may engage a third-party to assist with the valuation.  If there is a material change in economic conditions or other circumstances influencing the estimate of future cash flows or fair value, the Company could be required to recognize impairment charges in the future. The customer list is being amortized over 15 years.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Both Alpha International, L.P. and PCL Transport, LLC are partnerships and, accordingly, the income of the Company becomes taxable to its partners and, therefore, no provision for income taxes has been made.

F-16

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which  defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses, and accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

2	ACQUISITION

Pursuant to an agreement dated June 13, 2012, the Company acquired substantially all of the assets of The Boyd & Lam Company for $600,000, payable $400,000 cash at closing and $200,000 evidenced by a promissory note which bears interest at 3% per annum and is payable in quarterly installments of $25,000. In addition, as additional purchase price, the Company will pay for each of the three years following the acquisition an amount equal to 25% of gross profit, as defined, which exceeds $600,000. The purchase price was all allocated to goodwill.

3	NOTE PAYABLE – BANK

The Company has a revolving credit facility with a bank pursuant to which it may borrow up to $1,700,000. Interest is based on the bank’s prime rate plus 2%. The note is due on demand and collateralized by substantially all assets of the Company and is guaranteed by the owner.

4	NOTE PAYABLE – OTHER

This note was issued in connection with the acquisition of the Boyd and Lam acquisition. (See Note 2).

F-17

5	SUBSEQUENT EVENTS

(a)	On August 18, 2014, the owners of Alpha International, L.P. and PCL Transport, LLC entered into an agreement to sell all of their equity interest to Janel World Trade, Ltd and its wholly owned subsidiary.

(b)	In June 2014, the Company repaid the entire outstanding balance of the note payable – bank.

F-18